                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             PMC Commercial Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             PMC Commercial Trust
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                              PMC COMMERCIAL TRUST
                          17290 PRESTON ROAD, 3RD FLOOR
                               DALLAS, TEXAS 75252

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 23, 1996

To the Shareholders of
PMC COMMERCIAL TRUST:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), will be held at 17290 Preston Road, 3rd Floor, Dallas, Texas, on Thursday, May 23, 1996, at 4:00 p.m. for the following purposes:

                 (i) To elect seven trust managers to hold office until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified;

                (ii) To increase the maximum number of the Company's common shares of beneficial interest (the "Common Shares") available for issuance under the PMC Commercial Trust 1993 Employee Share Option Plan and the PMC Commercial Trust 1993 Trust Manager Share Option Plan to an aggregate of 6% of the total number of Common Shares outstanding at any time;

                (iii) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1996; and

                (iv) To transact any and all other business that may properly come before the Annual Meeting or any adjournment thereof.

         Only holders of record of the Common Shares at the close of business on March 29, 1996, will be entitled to notice of and to vote at the Annual Meeting, notwithstanding any transfer of Common Shares on the books of the Company after such record date.

         A copy of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1995, accompanies this Notice of Annual Meeting of Shareholders.

         It is important that a majority of the outstanding Common Shares be represented at the Annual Meeting in person or by proxy. Therefore, you are requested to forward your proxy in order that you will be represented, whether or not you expect to attend in person. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                               By Order of the Board of Trust Managers



                               Lance B. Rosemore
                               Secretary
Dated:  April 18, 1996

                              PMC COMMERCIAL TRUST
                          17290 PRESTON ROAD, 3RD FLOOR
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 23, 1996

         This Proxy Statement, together with the enclosed proxy, is being sent on or about April 18, 1996, to inform you of the matters that will be acted upon at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust, a Texas real estate investment trust (the "Company"), to be held at 17290 Preston Road, 3rd Floor, Dallas, Texas on Wednesday, May 23, 1996, at 4:00 p.m. The Board of Trust Managers of the Company solicits your proxy in the form enclosed.

                       BY WHOM AND THE MANNER IN WHICH THE
                            PROXY IS BEING SOLICITED

         The enclosed proxy is solicited by and on behalf of the Board of Trust Managers of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

         In addition to solicitation by mail, officers of the Company may solicit proxies from shareholders by telephone, telefax or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding Common Shares of Beneficial Interest in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

                               PURPOSE OF MEETING

         At the Annual Meeting, action will be taken (i) to elect seven trust managers to hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified, (ii) to increase the maximum number of the Company's common shares of beneficial interest, $.01 par value (the "Common Shares"), available for issuance under the PMC Commercial Trust 1993 Employee Stock Option Plan (the "Employee Plan") and the PMC Commercial Trust 1993 Trust Manager Share Option Plan (the "Trust Manager Plan" and, together with the Employee Plan, the "Share Option Plans") to an aggregate of 6% of the total number of Common Shares outstanding at any time and (iii) to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1996. The Board of Trust Managers does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Shareholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Trust Managers of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1995, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for trust managers set forth in this Proxy Statement, FOR the approval of the amendments to the Share Option Plans and FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1996.

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a letter-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                                VOTING SECURITIES

         The only outstanding securities of the Company that shall have the right to vote at the Annual Meeting are the Common Shares each share of which entitles the holder thereof to one vote. Only holders of record of the Common Shares at the close of business on March 29, 1996 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were outstanding and entitled to vote 3,540,988 Common Shares.

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding Common Shares at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. If a quorum is present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum present, provided that there remain at the Annual Meeting, present or represented by proxy, the holders of at least one-third of the Common Shares entitled to vote.

         Each Common Share may be voted for up to seven individuals (the number of trust managers to be elected) as trust managers of the Company. To be elected, each nominee must receive the affirmative vote of the holders of two-thirds of the Common Shares represented and voting at the Annual Meeting. It is intended that, unless authorization to vote for one or more nominees for trust manager is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the Common Shares represented and voting at the Annual Meeting will be necessary for approval of the amendments to the Share Option Plans and for ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the year ending December 31, 1996.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes cast on proposals presented to shareholders

         The Texas Real Estate Investment Trust Act and the Company's Bylaws do not specifically address the treatment of abstentions and broker non-votes. The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                          I. ELECTION OF TRUST MANAGERS

         A board of seven trust managers, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified, is to be elected at the Annual Meeting. Each of the nominees has consented to serve as a trust manager if elected. If any of the nominees shall become unable to stand for election as a trust manager at the Annual Meeting (an event not now anticipated by the Board of Trust Managers), proxies will be voted for such substitute as shall be designated by the Board of Trust Managers. The following table sets forth for each nominee for election as a trust manager of the Company his or her age, principal occupation, position with the Company, if any, and certain other information. THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


           Name                   Age                  Principal Occupation                     Trust Manager Since
           ----                   ---                  --------------------                     -------------------

Nathan G. Cohen                    50           Mr. Cohen has been Controller and Chief         May 1994
                                                Financial Officer of ATCO Rubber
                                                Products, Inc., a manufacturer of products
                                                for HVAC systems, since November 1986.

Dr. Martha R. Greenberg            45           Dr. Greenberg has practiced optometry for           __
                                                17 years in Russellville, Alabama.  Dr.
                                                Greenberg has been a director of PMC
                                                Capital, Inc., an affiliate of the Company
                                                ("PMC Capital"), since 1984.  Dr
                                                Greenberg is not related to Roy H.
                                                Greenberg, but is the sister of Lance B.
                                                Rosemore and Dr. Andrew S. Rosemore.

Roy H. Greenberg                   37           Mr. Greenberg has been the President of         September 1993
                                                Whitehall Real Estate, Inc., a real estate
                                                management firm, since December 1989.
                                                Prior thereto, he was Vice President of
                                                GHR Realty Holding Group, Inc., a real
                                                estate management company, from June
                                                1985 to December 1989.

Irving Munn                        46           Mr. Munn has been a principal of                September 1993
                                                Kaufman, Munn and Associates, P.C., a
                                                public accounting firm, or its
                                                predecessors, since 1990 and President
                                                since 1993.

Dr. Andrew S. Rosemore             49           Dr. Rosemore has been Chairman of the           June 1993
                                                Board of Trust Managers since January
                                                1994 and has been Executive Vice
                                                President, Chief Operating Officer and
                                                Treasurer of the Company since June
                                                1993.  He has also been the Chief
                                                Operating Officer of PMC Capital since
                                                May 1992 and Executive Vice President of
                                                PMC Capital since 1990. From 1988 to May
                                                1990, Dr. Rosemore was Vice President of
                                                PMC Capital.  Dr. Rosemore has been a
                                                director of PMC Capital since 1988.




           Name                   Age                  Principal Occupation                     Trust Manager Since
           ----                   ---                  --------------------                     -------------------

Lance B. Rosemore                  47           Mr. Rosemore has been President,                 June 1993
                                                Chief Executive Officer and
                                                Secretary of the Company since
                                                June 1993. He has also been
                                                Chief Executive Officer of PMC
                                                Capital since May 1992 and
                                                President of PMC Capital since
                                                1990. From 1990 to May 1992, Mr.
                                                Rosemore was Chief Operating
                                                Officer of PMC Capital. Mr.
                                                Rosemore has been Secretary of
                                                PMC Capital since 1983. Mr.
                                                Rosemore has been a director of
                                                PMC Capital since 1983.

Dr. Ira Silver                     50           Dr. Silver has been employed by                 --
                                                J.C. Penney Co., Inc. since
                                                1978, is currently their Chief
                                                Economist and since 1984 has
                                                been a Manager of Planning,
                                                Forecasting and Technical
                                                Support in the Planning and
                                                Research Department. He holds a
                                                Ph.D in Economics from the City
                                                University of New York. Dr.
                                                Silver was a director of PMC
                                                Capital from 1996 through 1994.


MEETINGS AND COMMITTEES OF THE BOARD OF TRUST MANAGERS

         During the year ended December 31, 1995, the Board of Trust Managers held four regular meetings. Each of the trust managers attended at least 75% of all meetings held by the Board of Trust Managers. The Board of Trust Managers has an Audit Committee but does not have an Executive Committee, Compensation Committee or Nominations Committee.

         The Audit Committee is comprised of Messrs. Cohen and Munn. The function of the Audit Committee is to review with management and the independent public accountants the annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Audit Committee also recommends to the Board of Trust Managers the independent public accountants to serve for the following year, approves the type and scope of services to be performed by the public accountants and reviews the related costs. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1995, held one meeting.

COMPENSATION OF TRUST MANAGERS

         During 1995, the non-employee members of the Board of Trust Managers received a $500 fee for attending meetings of the Board of Trust Managers. The non-employee trust managers will be reimbursed by the Company for their expenses related to attending board or committee meetings. For the year ended December 31, 1995, Messrs. Cohen and Munn received $2,500 and Mr. Greenberg received $2,000 for services rendered as trust managers.

         In accordance with the terms of the Trust Managers Plan adopted by the Board of Trust Managers, each non-employee trust manager was, on the anniversary date of his election to the Board of Trust Managers, automatically granted options (which are exercisable one year after the date of grant) to purchase 1,000 Common Shares. Accordingly, each of Messrs. Greenberg and Munn was granted an option to acquire 1,000 Common Shares on December 15, 1995, at an exercise price of $15.75 per share, and Mr. Cohen was granted an option to acquire 1,000 Common Shares on May 10, 1995, at an exercise price of $14.125 per share, in each case the exercise price was equal to the fair market value of the Common Shares on the date of grant. The Trust Managers Plan automatically grants options to purchase 2,000 Common Shares to each non-employee trust manager on the date such trust manager takes office and additional options to purchase 1,000 Common Shares are granted each year thereafter on the anniversary date of the date that the trust manager takes office so long as such trust manager is re-elected to serve as a trust manager. Such options will be exercisable at the fair market value of the Common Shares on the date of grant. The options granted under the Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (i) thirty (30) days after the option holder no longer holds office as a trust manager for any reason and (ii) within five (5) years after the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee and no salaried employees.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Trust Managers), all positions held with the Company by each individual and a description of the business experience of each individual for at least the past five years.


         Name                                  Age                                     Title
         ----                                  ---                                     -----

Dr. Andrew S. Rosemore                         49          Chairman of the Board, Executive Vice President, Chief
                                                             Operating Officer and Treasurer
Lance B. Rosemore                              47          President, Chief Executive Officer and Secretary
Jan F. Salit                                   45          Executive Vice President, Chief Investment Officer
                                                             and Assistant Secretary
Barry N. Berlin                                35          Chief Financial Officer
Mary J. Brownmiller                            41          Senior Vice President


         For a description of the business experience of Dr. Andrew S. Rosemore and Mr. Lance B. Rosemore, see "Election of Trust Managers" above.

         MR. SALIT has been Executive Vice President of the Company since June 1993, and Chief Investment Officer and Assistant Secretary since January 1994. He has also been Executive Vice President of PMC Capital since May 1993 and Chief Investment Officer and Assistant Secretary of PMC Capital since March 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BERLIN has been Chief Financial Officer of the Company since June 1993. Mr. Berlin has also been Chief Financial Officer of PMC Capital since November 1992. From August 1986 to November 1992, he was an audit manager with Imber and Company, Certified Public Accountants.

         MS. BROWNMILLER has been Senior Vice President of the Company since June 1993. Ms. Brownmiller has also been Senior Vice President of PMC Capital since 1992 and Vice President of PMC Capital since November 1989. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Association ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer.

ANNUAL AND LONG-TERM COMPENSATION

         The Company's direction and policies are established by the Board of Trust Managers and implemented by the President and Chief Executive Officer. To assist in such implementation, the Company has retained PMC Advisers, Inc., a Texas corporation and a wholly-owned subsidiary of PMC Capital (the "Investment Manager"), pursuant to an Investment Management Agreement originally entered into with the Investment Manager on December 27, 1993. The Investment Management Agreement is an annual agreement which was last renewed for one year in December 1995. Pursuant to the Investment Management Agreement, the Investment Manager will, under the supervision of the trust managers, identify, evaluate, structure and close the investments to be made by the Company, arrange debt financing for the Company, subject to the approval of the non-employee trust managers, and be responsible for monitoring the investments made by the Company, including loan portfolio management and servicing. All of the officers of the Company are officers of the Investment Manager. Accordingly, executive officers of the Company are not paid directly by the Company for their services as officers of the Company. However, in accordance with the terms of the Employee Plan, each of the Company's executive officers may be awarded options to purchase Common Shares.

         None of the executive officers of the Company (the "Executive Officers") was paid any compensation for their services to the Company during the fiscal year ended December 31, 1995.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers in the fiscal year ended December 31, 1995.


                                                                                                        Potential Realizable
                                                  % of Total                                                  Value at
                               Number of            Options                                             Assumed Annual Rates
                          Securities Underlying   Granted to                                               of Share Price
                            Options Granted      Employees in      Exercise Price                         Appreciation for
         Name                     (#)             Fiscal Year        ($/Share)       Exercise Date           Option Term
         ----             --------------------   ------------      --------------    -------------     -----------------------

Dr. Andrew S. Rosemore            6,000              27%               $15.75           12/15/00        $26,108       $57,693
Lance B. Rosemore                 6,000              27%                15.75           12/15/00         26,108        57,693
Jan F. Salit                      3,840              18%                15.75           12/15/00         16,709        36,924
Barry N. Berlin                   3,840              18%                15.75           12/15/00         16,709        36,924
Mary J. Brownmiller               1,200              5%                 15.75           12/15/00          5,222        11,539



OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 1995 and the value of unexercised stock options as of December 31, 1995. The closing price for the Common Shares of Beneficial Interest of the Company, as reported by the American Stock Exchange, on December 29, 1995 (the last trading day of the fiscal year) was $16.25.


                                                                      Number of Securities
                                   Shares                            Underlying Unexercised           Value of Unexercised In-
                                  Acquired                                 Options at                   the-Money Options at
                                     on              Value              December 31, 1995                 December 31, 1995
                                  Exercise         Realized        (exercisable/unexercisable)       (exercisable/unexercisable)
            Name                     (#)                   ($)                 (#)                               ($)
            ----                    -----        -------------      -------------------------        ---------------------------

Dr. Andrew S.                       7,675              35,017               13,675(u)                         36,578(u)
Rosemore

Lance B. Rosemore                   7,675              35,017               13,675(u)                         36,578(u)

Jan F. Salit                        2,026               9,243                1,814(e)/                         7,936(e)/
                                                                             7,680(u)                         18,720(u)

Barry N. Berlin                     1,498               6,834                2,342(e)/                        10,246(e)/
                                                                             7,680(u)                         18,720(u)

Mary J. Brownmiller                   307               1,401                  893(e)/                         3,907(e)/
                                                                             2,400(u)                          5,850(u)

- ---------------------
(u)      Options are not exercisable within 60 days of the date hereof.
(e)      Options are exercisable within 60 days of the date hereof.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Common Shares, with the cumulative total return of the S&P 500 Index and the PMC Commercial Peers (consisting of Angeles Mortgage Investment, Metropolitan Realty Corporation, Pittsburgh & West Virginia Railroad and Resort Income Investors (are mortgage real estate investment trusts traded on the American Stock Exchange) for the period from December 19, 1993 (the date the Common Shares first became available for public trading) through December 31, 1995, assuming the investment of $100 on December 19, 1993 and the reinvestment of dividends. The share price performance shown on the graph is not necessarily indicative of future price performance.

         The graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any document so filed.


                             PMC COMMERCIAL TRUST

                           STOCK PRICE PERFORMANCE


                                            PERIOD ENDING

                      12/28/93  12/31/93  06/30/94  02/31/94  06/30/95  12/31/95
                      --------  --------  --------  --------  --------  --------
PMC Commercial Trust   100.00    100.00     98.26     84.48    109.93    128.22
PMC Commercial Peers   100.00    103.22    105.58    108.36    109.12    119.94
S&P 500 Total Return   100.00     99.06     95.70    100.16    116.88    132.83

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 29, 1996, the only shareholder known to the management of the Company to own beneficially more than 5% of the outstanding Common Shares was as follows:


                                              Amount and
                                              Nature of
       Name and Address                       Beneficial             Percent
       of Beneficial Owner                    Ownership              of Class
       -------------------                    ----------            ---------
Peter B. Cannell & Co., Inc.............  359,825 shares (1)          10.0%
919 Third Avenue
New York, New York 10022

- ------------------

(1) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 12, 1996. Peter B. Cannell & Co., Inc. ("Cannell") is a registered investment adviser and the shares reported on the Schedule 13G are held in client discretionary investment advisory accounts. While Cannell may be deemed to be the beneficial owner of these shares under the rules of the Securities and Exchange Commission, Cannell disclaims any beneficial interest of all such Common Shares.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of outstanding Common Shares beneficially owned, directly or indirectly, by each trust manager and nominee for trust manager, each Executive Officer and all trust managers and Executive Officers of the Company as a group, and the components of such beneficial ownership, at March 29, 1996. Each trust manager, nominee for trust manager or Executive Officer has sole voting and investment power over the Common Shares indicated below as being beneficially owned by such person.


                                                                                    Common Shares            Percent of
                                        Common Shares                               of Beneficial           Common Shares
                                        of Beneficial          Unexercised         Interest Owned           of Beneficial
                                       Interest Owned            Options            Beneficially           Interest Owned
                                       --------------          ------------        --------------          ---------------
Dr. Andrew S. Rosemore(2)                68,385                       -- (1)          68,385                     1.9

Lance B. Rosemore(3)                     20,543                       -- (1)          20,543                      *

Irving Munn(4)                            1,000                    3,000               4,000                      *

Nathan G. Cohen(5)                        2,700                    2,000               4,700                      *

Roy H. Greenberg                            500                    3,000               3,500                      *

Jan F. Salit                              2,526                    1,314               3,840                      *

Barry N. Berlin(6)                        2,726                    1,167               3,893                      *

Mary J. Brownmiller                         307                      893               1,200                      *

Dr. Martha R.                            26,795                       --              26,795                      *
Greenberg(7)

Trust Managers (including
nominees) and Executive
Officers as a group (10
persons)**                              125,482                   11,374             136,856                    3.9%


- ---------------------

*           Less than 1%.
**          Dr. Silver owns no Common Shares.

(1) None of the options held by either of these persons is exercisable within 60 days from the date hereof.

(2) Includes 28,950 shares held by his profit sharing plan, 23,790 shares held by his IRA accounts, 3,870 held in a trust of which Dr. Rosemore is the beneficiary and 400 shares held in the name of his minor children.

(3) Includes 744 shares held in the name of his minor children, and 5,100 shares held in a trust of which Mr. Rosemore is the beneficiary.

(4)         Includes 200 shares held in the name of his minor children.

(5)         Includes 1,200 shares held in the name of his wife.

(6)         Includes 53 shares held in the name of his minor child.

(7)         Does not include 300 Common Shares held by her husband.



                      II. AMENDMENTS OF SHARE OPTION PLANS

         In December 1993, the Company established the PMC Commercial Trust 1993 Employee Share Option Plan (the "Employee Plan"), which provides for the grant of incentive and non-qualified share options (the "Options") with respect to up to 160,000 Common Shares, and the PMC Commercial Trust 1993 Trust Manager Share Option Plan (the "Trust Manager Plan" and, together with the Employee Plan, the "Share Option Plans"), which provides for the grant of non-qualified Options with respect to up to 20,000 Common Shares. On March 8, 1996, the Board of Trust Managers approved amendments of the Share Option Plans to increase the number of Common Shares available for issuance under the Share Option Plans from 160,000 and 20,000, respectively, to an aggregate of 6% of the total number of Common Shares outstanding at any time (at March 29, 1996 the number of Common Shares issuable under the Share Option Plans, as amended, would be 212,459). The number of Common Shares issuable under each Share Option Plan will be at the discretion of the Committee (as defined below). Such amendments of the Share Option Plans, which did not otherwise materially change the Share Option Plans, are subject to the approval of the Company's shareholders.

         The following is a summary of certain provisions of the Share Option Plans (as amended) and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the Share Option Plans.

ADMINISTRATION

         The Share Option Plans are administered by a committee consisting of not fewer than two "disinterested" trust managers, as designated by the Board of Trust Managers (the "Committee"). Membership on the Committee is subject to such limitations as are necessary to permit transactions in the Common Shares pursuant to the Share Option Plans to be exempt under Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder. The Board of Trust Managers may remove from, add members to or fill vacancies of the Committee. Subject to the express provisions of the Share Option Plans, the Committee has the authority to, in its sole discretion, interpret the provisions of the Share Option Plans and, subject to the requirements of applicable law, including Rule 16b-3, to prescribe, amend and rescind rules and regulations relating to the Share Option Plans as the Committee deems necessary and advisable. All decisions made by the Committee pursuant to the provisions of the Share Option Plans shall be final, conclusive and binding on all persons, including the Company, its shareholders, the Board of Trust Managers, employees and the plan participants.

SHARES AVAILABLE FOR OPTIONS

         Subject to adjustment (described below under the caption "Adjustments Upon Certain Changes"), authorized and issued or unissued Common Shares or Common Shares held as treasury shares may be offered to eligible persons pursuant to the exercise of Options granted under the Employee Plan. An aggregate of six percent (6%) of the Common Shares outstanding at any time have been reserved for issuance under the Share Option Plans. If an Option lapses or terminates without having been fully exercised, the Common Shares subject to any such option may then be available for purposes of the applicable Plan.

         As of March 29, 1996, Options to acquire 59,640 Common Shares were outstanding under the Employee Plan and Options to acquire 11,000 Common Shares were outstanding under the Trust Manager Plan.

OPTIONS

         The Committee has the authority under the Share Option Plans to determine the terms of Options granted under the Share Option Plans, including, among other things, the individuals who shall receive Options, whether an incentive Option ("ISO") or non-qualified Option shall be granted and the number of Common Shares subject to each Option. The exercise price and term of each Option are fixed by the Committee; provided, however, that the term of the Option shall not exceed five years and provided further that no ISO may be granted to any employee who, at the time of grant, owns, directly or indirectly, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries unless the exercise price of the ISO is at least 110% of the Fair Market Value (as defined in the Share Option Plans) of the Common Shares on the date of grant. With respect to any individual, the aggregate market price (determined at the time the Option is granted) of Common Shares with respect to which ISOs may be granted under the Employee Plan, or any other plan of the Company or any subsidiary, which ISOs are exercisable for the first time during any calendar year, may not exceed $100,000.

ADJUSTMENTS UPON CERTAIN CHANGES

         In order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Share Option Plans, in the event of a dividend or other distribution (whether in the form of cash, Common Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, the issuance of warrants or other rights to purchase Common Shares or other securities or other similar corporate transactions, the Committee shall, in such manner as the Committee may deem equitable, adjust any of (i) the number and types of Common Shares that thereafter may be made subject to Options, (ii) the number and type of Common Shares subject to outstanding Options and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option.

PERSONS WHO MAY PARTICIPATE IN THE PLANS

         Officers (including trust managers) and key employees in the Company and directors, officers and key employees of the Investment Manager are eligible for selection to participate in the Employee Plan upon approval by the Committee and non-employee trust managers participate automatically in the Trust Manager Plan.

ACQUISITION OF SHARES PURSUANT TO THE PLANS AND PAYMENT FOR SHARES OFFERED

         Each Option granted under the Share Option Plans is made at a price and on the terms and conditions contained in the Option agreement entered into between the Company and the Option holder.

         PERIODS DURING WHICH OPTIONS WILL BE EXERCISED OR RECEIVED. The term of each Option shall be a period of not more than five years from the date of grant and is subject to earlier termination as hereinafter provided. Each Option will be exercisable in one or more installments commencing not earlier than the first anniversary of the grant date thereof.

         FORFEITURE OR TERMINATION OF OPTIONS. In the event of the termination of a trust manager or an employee of the Company for any reason (other than death or disability as provided below), any Option then outstanding under either Share Option Plan shall be deemed cancelled and terminated on the date following the thirty-day period commencing on the date of such termination, unless the Option is earlier terminated pursuant to its terms; provided, however, if such termination is attributable to fraud, embezzlement, theft or other misconduct injurious to the Company or its subsidiaries or affiliates (such determination to be made by the Committee in its sole discretion) any Option not previously exercised or expired shall be deemed cancelled and terminated as of the date of such termination.

         In the event that an Option holder dies while employed by the Company or during his term as a trust manager of the Company, any Option granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Option holder or any person who acquired such Option by bequest or inheritance, at any time within thirty days after the death of the option holder, unless the Option is earlier terminated pursuant to its terms. In the event an Option holder is terminated by the Company or any of its subsidiaries or affiliates as an employee or as a trust manager due to "total disability" (as defined in the Share Option Plans), the Option holder or his guardian or legal representative shall have the unqualified right to exercise any Options which the Option holder is eligible to exercise as of the first date of total disability (as determined by the Committee) at any time within thirty days after such termination, unless the Option is earlier terminated pursuant to its terms.

         EXERCISE PRICE AND MANNER OF PAYMENT. The purchase price of the Common Shares covered by each Option is determined by the Committee and set forth in the Option agreement entered into between the Company and the Option holder. The stated purchase price of any Common Shares to be acquired pursuant to exercise of an Option may not be less than 100% of the Fair Market Value of such Common Shares on the date of grant of such Option. Options granted under the Share Option Plans shall be exercised by the grantee thereof (or by his or her executors, administrators, guardians or legal representatives, as provided in the Share Option Plans) as to all or part of the Common Shares covered thereby, by written notice of the exercise to the Company, specifying the number of Common Shares to be purchased, accompanied by payment of the full purchase price for the Common Shares being purchased. Payment of such purchase price shall be made within five business days following the date of exercise and shall be made
(i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by tendering previously acquired Common Shares (valued at their Fair Market Value, as determined by the Committee as of the date of tender) or (iii) with the consent of the Committee, any combination of (i) and (ii); provided, however, that payment may not be made pursuant to (ii) above unless the Option holder shall have owned the Common Shares tendered in payment for a period of at least six months prior to the date of exercise of the Option.

         The Company shall notify the Option holder of any income tax reporting requirements arising as a result of the exercise of an Option. The Company shall have the right to require such Option holder to pay such withholding taxes. If the Option holder shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Option holder, or to take such other action as may be necessary to satisfy such withholding obligations.

AMENDMENT

         The Share Option Plans may be altered, suspended or terminated by the Board of Trust Managers at any time, provided that the Board of Trust Managers may not amend the Share Option Plans in any manner that would result in noncompliance with Rule 16b-3 or any applicable law, and provided further that the Board of Trust Managers may not, without the approval of the Company's shareholders, amend the Share Option Plans to (i) increase the number of Common Shares that may be subject to Options under the Share Option Plans, (ii) reduce the minimum Option price, (iii) increase the maximum permissible term of any

Option or (iv) remove responsibility for administering the Share Option Plans from the Committee.

TAX EFFECTS OF PARTICIPATION IN THE SHARE OPTION PLANS

         Under present law, the Federal income tax treatment of Options granted under the Share Option Plans should be generally as described below.

         An Option holder will realize no taxable income at the time an Option is granted under the Share Option Plans.

         With regard to ISOs, no income will be recognized by an Option holder upon transfer to him or her of Common Shares pursuant to his or her exercise of an ISO. In order to avail himself or herself of this tax benefit, the Option holder must make no disposition of the Common Shares so received before he or she has held such Common Shares for at least one year and at least two years have passed since he or she was granted the Option. Assuming compliance with this and other applicable tax provisions, an Option holder will realize long-term capital gain or loss when he or she disposes of his or her Common Shares, measured by the difference between the exercise price of the Option and the amount received for the Common Shares at the time of disposition. If the Option holder disposes of Common Shares acquired by exercise of the Option before the expiration of the above-noted periods, any amount realized from such disqualifying disposition will be taxable at such time as follows: (i) as ordinary income in the year of disposition to the extent of the difference between the Option exercise price and the lesser of: (a) the Fair Market Value of the Common Shares on the date the Option was exercised or (b) the amount realized upon such disposition and (ii) as long or short-term capital gain, depending upon the holding period of the Common Shares, to the extent of any excess. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long or short-term capital loss, depending upon the holding period of the Common Shares.

         With regard to non-qualified Options, ordinary income will be realized by the Option holder at the time of his or her exercise of an Option. The amount of income will be equal to the difference between the exercise price of the Option and the Fair Market Value of the Common Shares on the date of exercise. When an Option holder disposes of Common Shares acquired upon the exercise of the Option, any amount received in excess of the Fair Market Value of the Common Shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the Common Shares, and if the amount received is less than the Fair Market Value of the Common Shares on the date of exercise the loss will be treated as long or short-term capital loss, depending upon the holding period of the Common Shares.

         No deduction will be allowed to the Company for Federal income tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition by an ISO holder, the Company will be entitled to a tax deduction (as compensation) for the amount taxable to the ISO holder as ordinary income. The Company will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is considered to have realized ordinary income in connection with the exercise of a nonqualified Option.

         As described above, the trust managers, officers and key employees of the Company who will receive Options under the Employee Plan and the number of the Options are generally to be determined by the Committee in its discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees or to determine the benefits or amounts that would have been received or allocated to such persons for under the Employee Plan, as amended. Grants of Options under the Trust Manager Plan are made automatically upon a person's election to the Board of Trust Managers and on each anniversary date thereof. The following table sets forth certain information concerning the grant of options (either exercised or remaining outstanding) under the Share Option Plans as of December 31, 1995:


                           Name                                          Number of Stock Options Granted
                           ----                                          -------------------------------
Dr. Andrew S. Rosemore ...................................                            21,350

Lance B. Rosemore.........................................                            21,350

Jan F. Salit..............................................                            11,520

Barry N. Berlin...........................................                            11,520

Mary J. Brownmiller.......................................                             3,600

All employees (other than executive
         officers) as a group.............................                             4,971

Roy H. Greenberg..........................................                             4,000

Irving Munn...............................................                             4,000

Nathan G. Cohen...........................................                             3,000



               III. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Management recommends that shareholders ratify the Board of Trust Managers' selection of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the year ending December 31, 1996. Coopers & Lybrand L.L.P. has examined the accounts of the Company since its organization. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. In addition, such representatives are expected to be available to respond to appropriate questions from shareholders.

         Coopers & Lybrand L.L.P. has provided the Company with audit services since June 1993. Services provided included the examination of annual financial statements, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls and consultation on financial accounting and reporting matters.

         THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         To the Company's knowledge, based solely on the review of the copies of such reports filed with the Securities and Exchange Commission furnished to the Company and written representations of its incumbent trust managers and officers that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements were complied with.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         Proposals of shareholders intended to be presented at the 1997 annual meeting of shareholders of the Company must be received at the Company's principal executive offices no later than December 19, 1996, in order to be included in the proxy statement and form of proxy for such meeting.

         It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of the number of Common Shares owned, to date, sign and return the enclosed proxy.


                                        By Order of the Board of Trust Managers


                                        LANCE B. ROSEMORE
                                        Secretary
Dated:  April 18, 1996

                                REVOCABLE PROXY

             THIS PROXY IS SOLICITED BY THE BOARD OF TRUST MANAGERS
                            OF PMC COMMERCIAL TRUST

         The undersigned hereby appoint(s) Barry N. Berlin and Jan F. Salit, or either of them, with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present, to cast all votes which the undersigned would be entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of PMC Commercial Trust (the "Company") to be held on Thursday, May 23, 1996, at the offices of the Company, 17290 Preston Road, 3rd Floor, Dallas, Texas, commencing at 4:00 p.m., local time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as follows:

         1.      Election of trust managers.

    [  ]     FOR the nominees listed below     [  ]     WITHHOLD AUTHORITY to
             (except as indicated to the                vote for the nominees
             contrary)                                  listed below


 Nathan G. Cohen  Martha R. Greenberg     Roy H. Greenberg          Irving Munn
         Andrew S. Rosemore           Lance B. Rosemore     Ira Silver


    Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) here:________________________________________________________

_______________________________________________________________________________

         2. Proposal to increase the maximum number of the Company's common shares of beneficial interest (the "Common Shares") available for issuance under the PMC Commercial Trust 1993 Employee Share Option Plan and the PMC Commercial Trust 1993 Trust Manager Share Option Plan to an aggregate of 6% of the total number of Common Shares outstanding at any time.


    [  ]     FOR          [  ]    AGAINST        [  ]   ABSTAIN


         3. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the Company for the fiscal year ending December 31, 1996.


    [  ]     FOR          [  ]    AGAINST        [  ]   ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, IN THE EVENT NO INSTRUCTIONS ARE SET FORTH, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR TRUST MANAGER AND FOR PROPOSALS 2 AND 3. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

    Your Board of Trust Managers unanimously recommends that you vote FOR each of the nominees for trust manager and FOR Proposals 2 and 3. Accordingly, please complete, sign, date and return this proxy in the envelope provided for such purpose. No postage is required for mailing in the United States.



Date: ____________________________, 1996   ____________________________________
                                                         Signature(s)



                                           ____________________________________
                                                         Signature(s)


                                           IMPORTANT:  Please date this proxy
                                           and sign exactly as your name
                                           appears to the left. If shares are
                                           held by joint tenants, both should
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give title as such.
                                           If a corporation, please sign in
                                           full corporate name by president or
                                           other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.